Rule 497(e)
Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

First Trust Dow Jones International Internet ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated March 17, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, effective March 24, 2025, the fifth sentence of the third paragraph under the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

“However, the weight for a single company is capped at 10% and the cumulative weight of all companies with weights greater than 4.5% is capped at 45%.”

Please Keep this Supplement with your Fund Prospectus and Summary Prospectus for Future Reference